SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement [ ] Confidential, for Use of the [X] Definitive Additional Materials Commission Only (as permitted) [ ] Soliciting Material Pursuant to by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                         SUBURBAN PROPANE PARTNERS, L.P.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction: Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid: Not applicable.
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.: Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party: Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed: Not applicable.
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                                                              May 21, 1999

                         SUBURBAN PROPANE PARTNERS, L.P.

                                                                  May 21, 1999

Dear Fellow Common Unitholder:

The Special Meeting of Common Unitholders scheduled for May 26, 1999 is only a few days away. Your Board of Supervisors unanimously recommends that unitholders vote FOR each of the proposals necessary to complete the recapitalization.

For the recapitalization to be approved, EACH of Proposals 1a-1d must receive the affirmative vote of the holders of a majority of the Common Units (excluding units held by management). Not voting has the same effect as a vote against the recapitalization.

                        YOUR VOTE IS EXTREMELY IMPORTANT!

Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 877-750-5837.


Very truly yours,

/s/ Mark A. Alexander                       /s/ John Hoyt Stookey

Mark A. Alexander                           John Hoyt Stookey
President and                               Chairman of the Board of
Chief Executive Officer                     Supervisors

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        TOLL-FREE      PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8132, Suburban Propane Partners, L.P.

3. State your name, address and telephone number.

4. State the bank or broker at which your units are held and your control number as shown below:

                           Name:
                           Broker:
                           Control number:
                           Number of Units:

                                      PROXY

                         SUBURBAN PROPANE PARTNERS, L.P.

              Special Meeting of Common Unitholders - May 26, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORS

The undersigned hereby appoints John Hoyt Stookey, Harold R. Logan, Jr. and Dudley C. Mecum, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all common units of SUBURBAN PROPANE PARTNERS, L.P. ("Suburban") which the undersigned is entitled to vote at the Special Meeting of Common Unitholders of Suburban to be held at Suburban's principal executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey, on May 26, 1999 at 8:30 a.m., local time, and at any adjournment or postponement of the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted FOR Proposals 1(a), 1(b), 1(c), 1(d) and 2. Discretion will be used with respect to other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Supervisors recommends a vote FOR Proposals 1(a), 1(b), 1(c), 1(d) and 2.

1. Approval of the recapitalization described in the proxy statement requires the approval of all of the following four proposals, each of which will be implemented only if all of the proposals are approved.

a. Proposal permitting Suburban to redeem all 7,163,750 outstanding subordinated units and all 220,000 outstanding additional limited partner units from the current general partner for $69 million.

    (  ) FOR                   (  ) AGAINST                     (  ) ABSTAIN

b. Proposal permitting the current general partner to sell its combined 2% interest in Suburban and Suburban's operating partnership (together, the "Partnerships") and to sell its incentive distribution rights (as reduced by amendment to Suburban's partnership agreement) to a new entity owned by members of Suburban's management for $6 million to be paid by such entity. Such entity will become the new general partner of the Partnerships.

    (  ) FOR                   (  ) AGAINST                     (  ) ABSTAIN

c. Proposal to amend the partnership agreements of the Partnerships to permit and effect the recapitalization.

    (  ) FOR                   (  ) AGAINST                     (  ) ABSTAIN

d. Proposal to terminate the Distribution Support Agreement dated as of March 5, 1996 among the current general partner, its affiliate, Millennium America Inc., and Suburban and replace it with a liquidity arrangement provided by Suburban.

    (  ) FOR                   (  ) AGAINST                     (  ) ABSTAIN

2. Proposal conferring discretionary authority to the proxy holders to vote on such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

    (  ) FOR                   (  ) AGAINST                     (  ) ABSTAIN

Please give name to the operator exactly as your name appears on this mailgram. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title. If signer is a corporation, the signature should be that of an authorized officer and should state his or her title. Joint unitholders must each sign.